EXHIBIT 23.2




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 3, 1998 included in XOMA Ltd.'s Form 10-K for the year ended December 31, 1998, and to all references to our firm included in this Registration Statement.

                                                  ARTHUR ANDERSEN LLP

                                              /s/ ARTHUR ANDERSEN LLP


San Francisco, California
December 16, 1999